Feb. 27, 2015

DUNHAM FUNDS

Dunham Corporate/Government Bond Fund	Dunham Floating Rate Bond Fund
Class A (DACGX)	Class A (DAFRX)
Class C (DCCGX)	Class C (DCFRX)
Class N (DNCGX)	Class N (DNFRX)

Supplement dated November 6, 2015 to the Statutory Prospectus dated February 27, 2015, as amended April 24, 2015 (the "Prospectus"). This Supplement updates and supersedes any contrary information contained in the Prospectus.

The purpose of this supplement is to describe important changes to the Dunham Corporate/Government Bond Fund and Dunham Floating Rate Bond Fund (each, a "Fund," and together, the "Funds").

Change to the Funds' Principal Investment Risks

Effective immediately, the disclosure under "Senior Bank Loan Risk" in Principal Investment Risks in each Fund's summary section of the Prospectus is hereby replaced with the following:

Senior Bank Loan Risk – Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the senior loans. Certain senior loans may not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated February 27, 2015, as amended, which provide information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).